UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2009

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-05805 (Commission File Number)	No. 13-2624428 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 23, 2009, JPMorgan Chase & Co. issued a press release announcing that the Board of Directors has reduced the company's quarterly common stock dividend from $0.38 to $0.05 per share, effective for the dividend payable April 30, 2009, to shareholders of record on April 6, 2009. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits
Exhibit No.	Description
99.1	Press Release, dated February 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

Date: February 24, 2009	By:/s/ Anthony J. Horan Anthony J. Horan Corporate Secretary